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Exhibit 32.2

STATEMENT OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the "Form 10-K") of FVCBankcorp, Inc., I, Jennifer L. Deacon, Executive Vice President and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge and belief:

          (a)   the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          (b)   the information contained in the Form 10-K fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries as of, and for, the periods presented in the Form 10-K.

Date: March 29, 2019	/s/ Jennifer L. Deacon
Jennifer L. Deacon Executive Vice President and Chief Financial Officer

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  Exhibit 32.2
STATEMENT OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350